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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2003



                            SAGA COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-11588                 38-3042953
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

     73 Kercheval Avenue, Grosse Pointe Farms, MI                 48236
      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (313) 886-7070



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated November 6, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 6, 2003, Saga Communications, Inc., issued a press release announcing its results of operations for the quarter ended September 30, 2003. The press release, dated November 6, 2003, is attached as Exhibit 99.1 to this Form 8-K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SAGA COMMUNICATIONS, INC.


Date:  November 6, 2003            By:  /S/ SAMUEL D. BUSH
                                       -------------------------------
                                         Samuel D. Bush
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer




                                       2

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated November 6, 2003